UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Notice of Meeting and Record Date

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1	Notice of Meeting and Record Date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Notice of Meeting and Record Date

PACIFIC CORPORATE TRUST COMPANY

625 Howe Street – 10th Floor  Vancouver BC  V6C 3B8

T: (604) 689-9853  F: (604) 689-8144

February 16, 2006

British Columbia Securities Commission

PO Box 10142 Pacific Centre

701 West Georgia Street 9th Floor

Vancouver, BC

V7Y 1L2

Dear Sirs/Mesdames:

As required by Section 2.2 of National Instrument 54-101, please be advised of the following:

Issuer: CHEMOKINE THERAPEUTICS CORP.
Meeting Type:	Annual General Meeting
ISIN:	US16383P1075
Meeting Date:	May 10, 2006
Record Date for Notice:	March 16, 2006
Record Date for Voting:	March 16, 2006
Beneficial Ownership Determination Date:	March 16, 2006
Class of Securities Entitled to Receive Notice:	Common Shares & Preferred Series A
Class of Securities Entitled to Vote:	Common Shares & Preferred Series A
OBO Distribution Payment:	Issuer will not pay for OBOs
Material Distributed to:	Non Declining Holders

If you require further information, please contact:

"Ginna Caldwell"

Ginna Caldwell

PACIFIC CORPORATE TRUST COMPANY

cc: Alberta Securities Commission	cc: P.E.I. Securities Commission
cc: Manitoba Securities Commission	cc: Quebec Securities Commission
cc: New Brunswick Securities Commission	cc: Saskatchewan Securities Commission
cc: Newfoundland Securities Commission	cc: Registrar of Securities - NT
cc: Nova Scotia Securities Commission	cc: Registrar of Securities - YT
cc: Ontario Securities Commission	cc: Nunavut
cc: Toronto Stock Exchange	cc: CDS Inc.